RenaissanceRe Holdings Ltd.
Financial Supplement
December 31, 2022

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “retained total investment result,” “retained investments, at fair value,” “retained investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 28 through 35 for “Comments on Regulation G.”
All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Financial Supplement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to numerous factors that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements, including the following: the Company’s exposure to natural and non-natural catastrophic events and circumstances and the variance it may cause in the Company’s financial results; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of the Company’s investment portfolio and financial market volatility; the effects of inflation; the ability of the Company’s ceding companies and delegated authority counterparties to accurately assess the risks they underwrite; the Company’s ability to maintain its financial strength ratings; the highly competitive nature of the Company’s industry and its reliance

i

on a small number of brokers; collection on claimed retrocessional coverage, and new retrocessional reinsurance being available on acceptable terms or at all; the historically cyclical nature of the (re)insurance industries; the Company’s ability to attract and retain key executives and employees; the Company’s ability to successfully implement its business strategies and initiatives; the Company’s exposure to credit loss from counterparties; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the Company’s ability to effectively manage capital on behalf of investors in joint ventures or other entities it manages; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda and U.S. laws and regulations; other political, regulatory or industry initiatives adversely impacting the Company; the Company’s ability to comply with covenants in its debt agreements; the effect of adverse economic factors, including changes in prevailing interest rates and recession or the perception that recession may occur; the effect of cybersecurity risks, including technology breaches or failure; a contention by the U.S. Internal Revenue Service that any of the Company’s Bermuda subsidiaries are subject to taxation in the U.S.; the effects of possible future tax reform legislation and regulations in the jurisdictions in which we operate; the Company’s ability to determine any impairments taken on its investments; the Company’s ability to raise capital on acceptable terms, including through debt instruments, the capital markets, and third party investments in our joint ventures and managed fund partners; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; the Company’s dependence on the ability of its operating subsidiaries to declare and pay dividends; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ii

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended		Twelve months ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$448,092	$210,917	$(1,096,578)	$(73,421)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$322,153	$213,692	$315,556	$81,599

Underwriting income
Gross premiums written	$1,585,276	$1,313,018	$9,213,540	$7,833,798
Net premiums written	1,345,616	1,116,560	7,196,160	5,939,375
Underwriting income (loss)	316,302	276,661	149,852	(108,948)

Net claims and claim expense ratio:
Current accident year	60.2%	54.6%	72.4%	79.4%
Prior accident years	(9.5)%	(3.1)%	(3.9)%	(4.8)%
Calendar year	50.7%	51.5%	68.5%	74.6%

Acquisition expense ratio	25.4%	24.9%	24.8%	23.4%
Operating expense ratio	4.4%	3.0%	4.4%	4.1%
Combined ratio	80.5%	79.4%	97.7%	102.1%

Fee income
Management fee income	$25,984	$24,723	$108,902	$109,071
Performance fee income	4,363	5,299	9,777	19,432
Total fee income	$30,347	$30,022	$118,679	$128,503

Investment results - managed
Net investment income	$211,237	$80,483	$559,932	$319,479
Net realized and unrealized gains (losses) on investments	168,139	(21,518)	(1,800,485)	(218,134)
Total investment result	$379,376	$58,965	$(1,240,553)	$101,345
Total investment return - annualized	7.4%	1.1%	(5.7)%	0.5%

Investment results - retained (1)
Net investment income	$143,944	$61,930	$391,707	$247,615
Net realized and unrealized gains (losses) on investments	128,966	1,653	(1,484,970)	(167,619)
Total investment result	$272,910	$63,583	$(1,093,263)	$79,996
Total investment return - annualized	7.8%	1.8%	(7.7)%	0.6%
(1)    See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

1

Financial Highlights - Per Share Data & ROE

	Three months ended		Twelve months ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$10.30	$4.65	$(25.50)	$(1.57)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$10.27	$4.65	$(25.50)	$(1.57)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$7.33	$4.71	$7.30	$1.72

Average shares outstanding - basic	42,795	44,722	43,040	47,171
Average shares outstanding - diluted	42,914	44,748	43,040	47,171

Return on average common equity - annualized	41.2%	14.2%	(22.0)%	(1.1)%
Operating return on average common equity - annualized (1)	29.6%	14.4%	6.3%	1.3%

			December 31, 2022	December 31, 2021
Book value per common share			$104.65	$132.17
Tangible book value per common share (1)			$98.81	$126.27
Tangible book value per common share plus accumulated dividends (1)			$123.81	$149.79
Year to date change in tangible book value per common share plus change in accumulated dividends (1)			(20.6)%	(4.0)%

(1)    See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended		Twelve months ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Revenues
Gross premiums written	$1,585,276	$1,313,018	$9,213,540	$7,833,798
Net premiums written	$1,345,616	$1,116,560	$7,196,160	$5,939,375
Decrease (increase) in unearned premiums	278,544	224,730	(862,171)	(745,194)
Net premiums earned	1,624,160	1,341,290	6,333,989	5,194,181
Net investment income	211,237	80,483	559,932	319,479
Net foreign exchange gains (losses)	10,781	(16,697)	(56,909)	(41,006)
Equity in earnings (losses) of other ventures	8,517	3,830	11,249	12,309
Other income (loss)	7,686	6,431	12,636	10,880
Net realized and unrealized gains (losses) on investments	168,139	(21,518)	(1,800,485)	(218,134)
Total revenues	2,030,520	1,393,819	5,060,412	5,277,709
Expenses
Net claims and claim expenses incurred	822,937	690,970	4,338,840	3,876,087
Acquisition expenses	413,217	333,986	1,568,606	1,214,858
Operational expenses	71,704	39,673	276,691	212,184
Corporate expenses	11,537	10,426	46,775	41,152
Interest expense	12,384	11,872	48,335	47,536
Total expenses	1,331,779	1,086,927	6,279,247	5,391,817
Income (loss) before taxes	698,741	306,892	(1,218,835)	(114,108)
Income tax benefit (expense)	(5,408)	(18,616)	59,019	10,668
Net income (loss)	693,333	288,276	(1,159,816)	(103,440)
Net (income) loss attributable to redeemable noncontrolling interests	(236,397)	(68,516)	98,613	63,285
Net income (loss) attributable to RenaissanceRe	456,936	219,760	(1,061,203)	(40,155)
Dividends on preference shares	(8,844)	(8,843)	(35,375)	(33,266)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$448,092	$210,917	$(1,096,578)	$(73,421)

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$10.30	$4.65	$(25.50)	$(1.57)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$10.27	$4.65	$(25.50)	$(1.57)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$7.33	$4.71	$7.30	$1.72

Return on average common equity - annualized	41.2%	14.2%	(22.0)%	(1.1)%
Operating return on average common equity - annualized (1)	29.6%	14.4%	6.3%	1.3%

3

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	December 31, 2022	December 31, 2021
Assets
Fixed maturity investments trading, at fair value – amortized cost $15,038,551 at December 31, 2022 (December 31, 2021 – $13,552,579)	$14,351,402	$13,507,131
Short term investments, at fair value - amortized cost $4,671,581 at December 31, 2022 (December 31, 2021 - $5,928,385)	4,669,272	5,298,385
Equity investments, at fair value	625,058	546,016
Other investments, at fair value	2,494,954	1,993,059
Investments in other ventures, under equity method	79,750	98,068
Total investments	22,220,436	21,442,659
Cash and cash equivalents	1,194,339	1,859,019
Premiums receivable	5,139,471	3,781,542
Prepaid reinsurance premiums	1,021,412	854,722
Reinsurance recoverable	4,710,925	4,268,669
Accrued investment income	121,501	55,740
Deferred acquisition costs	1,171,738	849,160
Receivable for investments sold	350,526	380,442
Other assets	384,702	224,053
Goodwill and other intangibles	237,828	243,496
Total assets	$36,552,878	$33,959,502
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$15,892,573	$13,294,630
Unearned premiums	4,559,107	3,531,213
Debt	1,170,442	1,168,353
Reinsurance balances payable	3,928,281	3,860,963
Payable for investments purchased	493,776	1,170,568
Other liabilities	648,036	755,441
Total liabilities	26,692,215	23,781,168
Redeemable noncontrolling interests	4,535,389	3,554,053
Shareholders' Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at December 31, 2022 (December 31, 2021 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 43,717,836 shares issued and outstanding at December 31, 2022 (December 31, 2021 – 44,444,831)	43,718	44,445
Additional paid-in capital	475,647	608,121
Accumulated other comprehensive loss	(15,462)	(10,909)
Retained earnings	4,071,371	5,232,624
Total shareholders' equity attributable to RenaissanceRe	5,325,274	6,624,281
Total liabilities, noncontrolling interests and shareholders' equity	$36,552,878	$33,959,502

Book value per common share	$104.65	$132.17

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended December 31, 2022			Three months ended December 31, 2021
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$372,082	$1,213,194	$1,585,276	$384,657	$928,361	$1,313,018
Net premiums written	$372,998	$972,618	$1,345,616	$375,112	$741,448	$1,116,560
Net premiums earned	$688,238	$935,922	$1,624,160	$626,359	$714,931	$1,341,290
Net claims and claim expenses incurred	240,503	582,434	822,937	243,356	447,614	690,970
Acquisition expenses	140,872	272,345	413,217	131,007	202,979	333,986
Operational expenses	49,638	22,066	71,704	28,898	10,775	39,673
Underwriting income (loss)	$257,225	$59,077	$316,302	$223,098	$53,563	$276,661

Net claims and claim expenses incurred:
Current accident year	$370,175	$607,648	$977,823	$274,649	$457,080	$731,729
Prior accident years	(129,672)	(25,214)	(154,886)	(31,293)	(9,466)	(40,759)
Total	$240,503	$582,434	$822,937	$243,356	$447,614	$690,970

Net claims and claim expense ratio:
Current accident year	53.8%	64.9%	60.2%	43.8%	63.9%	54.6%
Prior accident years	(18.9)%	(2.7)%	(9.5)%	(4.9)%	(1.3)%	(3.1)%
Calendar year	34.9%	62.2%	50.7%	38.9%	62.6%	51.5%
Acquisition expense ratio	20.5%	29.1%	25.4%	20.9%	28.4%	24.9%
Operating expense ratio	7.2%	2.4%	4.4%	4.6%	1.5%	3.0%
Combined ratio	62.6%	93.7%	80.5%	64.4%	92.5%	79.4%

5

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Year ended December 31, 2022			Year ended December 31, 2021
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$3,734,241	$5,479,299	$9,213,540	$3,958,724	$3,875,074	$7,833,798
Net premiums written	$2,847,659	$4,348,501	$7,196,160	$2,868,002	$3,071,373	$5,939,375
Net premiums earned	$2,770,227	$3,563,762	$6,333,989	$2,608,298	$2,585,883	$5,194,181
Net claims and claim expenses incurred	2,044,771	2,294,069	4,338,840	2,163,016	1,713,071	3,876,087
Acquisition expenses	547,210	1,021,396	1,568,606	487,178	727,680	1,214,858
Operational expenses	194,355	82,336	276,691	143,608	68,576	212,184
Underwriting income (loss)	$(16,109)	$165,961	$149,852	$(185,504)	$76,556	$(108,948)

Net claims and claim expenses incurred:
Current accident year	$2,250,512	$2,335,910	$4,586,422	$2,396,389	$1,729,168	$4,125,557
Prior accident years	(205,741)	(41,841)	(247,582)	(233,373)	(16,097)	(249,470)
Total	$2,044,771	$2,294,069	$4,338,840	$2,163,016	$1,713,071	$3,876,087

Net claims and claim expense ratio:
Current accident year	81.2%	65.5%	72.4%	91.9%	66.9%	79.4%
Prior accident years	(7.4)%	(1.1)%	(3.9)%	(9.0)%	(0.7)%	(4.8)%
Calendar year	73.8%	64.4%	68.5%	82.9%	66.2%	74.6%
Acquisition expense ratio	19.8%	28.6%	24.8%	18.7%	28.1%	23.4%
Operating expense ratio	7.0%	2.3%	4.4%	5.5%	2.7%	4.1%
Combined ratio	100.6%	95.3%	97.7%	107.1%	97.0%	102.1%

6

Underwriting and Reserves
Consolidated Underwriting Results - Five Quarter Trend
	Total
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Gross premiums written	$1,585,276	$2,220,661	$2,464,639	$2,942,964	$1,313,018
Net premiums written	$1,345,616	$1,821,711	$1,863,616	$2,165,217	$1,116,560
Net premiums earned	$1,624,160	$1,767,021	$1,456,383	$1,486,425	$1,341,290
Net claims and claim expenses incurred	822,937	1,967,931	706,239	841,733	690,970
Acquisition expenses	413,217	417,644	361,238	376,507	333,986
Operational expenses	71,704	64,560	72,520	67,907	39,673
Underwriting income (loss)	$316,302	$(683,114)	$316,386	$200,278	$276,661

Net claims and claim expenses incurred:
Current accident year	$977,823	$1,999,837	$749,196	$859,566	$731,729
Prior accident years	(154,886)	(31,906)	(42,957)	(17,833)	(40,759)
Total	$822,937	$1,967,931	$706,239	$841,733	$690,970

Net claims and claim expense ratio:
Current accident year	60.2%	113.2%	51.4%	57.8%	54.6%
Prior accident years	(9.5)%	(1.8)%	(2.9)%	(1.2)%	(3.1)%
Calendar year	50.7%	111.4%	48.5%	56.6%	51.5%
Acquisition expense ratio	25.4%	23.6%	24.8%	25.3%	24.9%
Operating expense ratio	4.4%	3.7%	5.0%	4.6%	3.0%
Combined ratio	80.5%	138.7%	78.3%	86.5%	79.4%

7

Underwriting and Reserves
Property Underwriting Results - Five Quarter Trend
	Property
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Gross premiums written	$372,082	$800,330	$1,218,321	$1,343,508	$384,657
Net premiums written	$372,998	$696,520	$887,975	$890,166	$375,112
Net premiums earned	$688,238	$839,817	$623,581	$618,591	$626,359
Net claims and claim expenses incurred	240,503	1,372,583	171,924	259,761	243,356
Acquisition expenses	140,872	141,675	137,567	127,096	131,007
Operational expenses	49,638	48,158	49,627	46,932	28,898
Underwriting income (loss)	$257,225	$(722,599)	$264,463	$184,802	$223,098

Net claims and claim expenses incurred:
Current accident year	$370,175	$1,396,842	$206,976	$276,519	$274,649
Prior accident years	(129,672)	(24,259)	(35,052)	(16,758)	(31,293)
Total	$240,503	$1,372,583	$171,924	$259,761	$243,356

Net claims and claim expense ratio:
Current accident year	53.8%	166.3%	33.2%	44.7%	43.8%
Prior accident years	(18.9)%	(2.9)%	(5.6)%	(2.7)%	(4.9)%
Calendar year	34.9%	163.4%	27.6%	42.0%	38.9%
Acquisition expense ratio	20.5%	16.9%	22.0%	20.5%	20.9%
Operating expense ratio	7.2%	5.7%	8.0%	7.6%	4.6%
Combined ratio	62.6%	186.0%	57.6%	70.1%	64.4%

8

Underwriting and Reserves
Casualty and Specialty Underwriting Results - Five Quarter Trend
	Casualty and Specialty
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Gross premiums written	$1,213,194	$1,420,331	$1,246,318	$1,599,456	$928,361
Net premiums written	$972,618	$1,125,191	$975,641	$1,275,051	$741,448
Net premiums earned	$935,922	$927,204	$832,802	$867,834	$714,931
Net claims and claim expenses incurred	582,434	595,348	534,315	581,972	447,614
Acquisition expenses	272,345	275,969	223,671	249,411	202,979
Operational expenses	22,066	16,402	22,893	20,975	10,775
Underwriting income (loss)	$59,077	$39,485	$51,923	$15,476	$53,563

Net claims and claim expenses incurred:
Current accident year	$607,648	$602,995	$542,220	$583,047	$457,080
Prior accident years	(25,214)	(7,647)	(7,905)	(1,075)	(9,466)
Total	$582,434	$595,348	$534,315	$581,972	$447,614

Net claims and claim expense ratio:
Current accident year	64.9%	65.0%	65.1%	67.2%	63.9%
Prior accident years	(2.7)%	(0.8)%	(0.9)%	(0.1)%	(1.3)%
Calendar year	62.2%	64.2%	64.2%	67.1%	62.6%
Acquisition expense ratio	29.1%	29.7%	26.9%	28.7%	28.4%
Operating expense ratio	2.4%	1.8%	2.7%	2.4%	1.5%
Combined ratio	93.7%	95.7%	93.8%	98.2%	92.5%

9

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended December 31, 2022			Three months ended December 31, 2021
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$(4,019)	$376,101	$372,082	$7,795	$376,862	$384,657
Net premiums written	$(3,158)	$376,156	$372,998	$632	$374,480	$375,112
Net premiums earned	$295,362	$392,876	$688,238	$260,044	$366,315	$626,359
Net claims and claim expenses incurred	(4,334)	244,837	240,503	55,992	187,364	243,356
Acquisition expenses	38,944	101,928	140,872	29,107	101,900	131,007
Operational expenses	39,694	9,944	49,638	23,262	5,636	28,898
Underwriting income (loss)	$221,058	$36,167	$257,225	$151,683	$71,415	$223,098

Net claims and claim expenses incurred:
Current accident year	$122,759	$247,416	$370,175	$76,196	$198,453	$274,649
Prior accident years	(127,093)	(2,579)	(129,672)	(20,204)	(11,089)	(31,293)
Total	$(4,334)	$244,837	$240,503	$55,992	$187,364	$243,356

Net claims and claim expense ratio:
Current accident year	41.6%	63.0%	53.8%	29.3%	54.2%	43.8%
Prior accident years	(43.1)%	(0.7)%	(18.9)%	(7.8)%	(3.1)%	(4.9)%
Calendar year	(1.5)%	62.3%	34.9%	21.5%	51.1%	38.9%
Acquisition expense ratio	13.3%	26.0%	20.5%	11.3%	27.9%	20.9%
Operating expense ratio	13.4%	2.5%	7.2%	8.9%	1.5%	4.6%
Combined ratio	25.2%	90.8%	62.6%	41.7%	80.5%	64.4%

10

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Year ended December 31, 2022			Year ended December 31, 2021
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$2,076,752	$1,657,489	$3,734,241	$2,235,736	$1,722,988	$3,958,724
Net premiums written	$1,421,398	$1,426,261	$2,847,659	$1,318,056	$1,549,946	$2,868,002
Net premiums earned	$1,360,878	$1,409,349	$2,770,227	$1,319,841	$1,288,457	$2,608,298
Net claims and claim expenses incurred	895,801	1,148,970	2,044,771	1,283,334	879,682	2,163,016
Acquisition expenses	149,052	398,158	547,210	130,702	356,476	487,178
Operational expenses	157,306	37,049	194,355	115,438	28,170	143,608
Underwriting income (loss)	$158,719	$(174,828)	$(16,109)	$(209,633)	$24,129	$(185,504)

Net claims and claim expenses incurred:
Current accident year	$1,119,989	$1,130,523	$2,250,512	$1,485,207	$911,182	$2,396,389
Prior accident years	(224,188)	18,447	(205,741)	(201,873)	(31,500)	(233,373)
Total	$895,801	$1,148,970	$2,044,771	$1,283,334	$879,682	$2,163,016

Net claims and claim expense ratio:
Current accident year	82.3%	80.2%	81.2%	112.5%	70.7%	91.9%
Prior accident years	(16.5)%	1.3%	(7.4)%	(15.3)%	(2.4)%	(9.0)%
Calendar year	65.8%	81.5%	73.8%	97.2%	68.3%	82.9%
Acquisition expense ratio	10.9%	28.3%	19.8%	10.0%	27.6%	18.7%
Operating expense ratio	11.6%	2.6%	7.0%	8.7%	2.2%	5.5%
Combined ratio	88.3%	112.4%	100.6%	115.9%	98.1%	107.1%

11

Underwriting and Reserves
Gross Premiums Written
	Three months ended		Twelve months ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Property Segment
Catastrophe	$10,993	$6,813	$1,840,502	$1,906,720
Catastrophe - gross reinstatement premiums	(15,012)	982	236,250	329,016
Total catastrophe gross premiums written	$(4,019)	$7,795	$2,076,752	$2,235,736
Other property	366,796	375,780	1,641,246	1,710,196
Other property - gross reinstatement premiums	9,305	1,082	16,243	12,792
Total other property gross premiums written	$376,101	$376,862	$1,657,489	$1,722,988
Property segment gross premiums written	$372,082	$384,657	$3,734,241	$3,958,724

Casualty and Specialty Segment
General casualty (1)	$359,901	$281,926	$1,560,594	$1,258,536
Professional liability (2)	349,925	333,257	1,728,570	1,283,864
Credit (3)	217,736	139,799	1,062,183	498,946
Other specialty (4)	285,632	173,379	1,127,952	833,728
Casualty and Specialty segment gross premiums written	$1,213,194	$928,361	$5,479,299	$3,875,074

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

12

Underwriting and Reserves
Net Premiums Written
	Three months ended		Twelve months ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Property Segment
Catastrophe	$10,115	$22	$1,209,072	$1,028,374
Catastrophe - net reinstatement premiums	(13,273)	610	212,326	289,682
Total catastrophe net premiums written	$(3,158)	$632	$1,421,398	$1,318,056
Other property	366,604	374,604	1,442,166	1,544,228
Other property - net reinstatement premiums	9,552	(124)	(15,905)	5,718
Total other property net premiums written	$376,156	$374,480	$1,426,261	$1,549,946
Property segment net premiums written	$372,998	$375,112	$2,847,659	$2,868,002

Casualty and Specialty Segment
General casualty (1)	$301,799	$233,594	$1,304,156	$1,045,160
Professional liability (2)	276,390	265,037	1,362,595	1,003,456
Credit (3)	150,942	100,070	744,257	347,215
Other specialty (4)	243,487	142,747	937,493	675,542
Casualty and Specialty segment net premiums written	$972,618	$741,448	$4,348,501	3,071,373

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

13

Underwriting and Reserves
Net Premiums Earned
	Three months ended		Twelve months ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Property Segment
Catastrophe	$308,635	$259,433	$1,148,552	$1,030,159
Catastrophe - net reinstatement premiums	(13,273)	610	212,326	289,682
Total catastrophe net premiums earned	$295,362	$260,043	$1,360,878	$1,319,841
Other property	383,324	366,439	1,425,254	1,282,739
Other property - net reinstatement premiums	9,552	(124)	(15,905)	5,718
Total other property net premiums earned	$392,876	$366,315	$1,409,349	$1,288,457
Property segment net premiums earned	$688,238	$626,358	$2,770,227	$2,608,298

Casualty and Specialty Segment
General casualty (1)	$319,592	$251,035	$1,210,937	$884,280
Professional liability (2)	275,650	235,296	1,142,943	818,251
Credit (3)	111,982	73,224	395,312	308,132
Other specialty (4)	228,698	155,376	814,570	575,220
Casualty and Specialty segment net premiums earned	$935,922	$714,931	$3,563,762	$2,585,883

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

14

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
December 31, 2022
Property	$1,956,688	$2,008,891	$3,570,253	$7,535,832
Casualty and Specialty	1,864,365	167,993	6,324,383	8,356,741
Total	$3,821,053	$2,176,884	$9,894,636	$15,892,573

December 31, 2021
Property	$1,555,210	$1,996,760	$2,825,718	$6,377,688
Casualty and Specialty	1,784,334	128,065	5,004,543	6,916,942
Total	$3,339,544	$2,124,825	$7,830,261	$13,294,630

15

Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended December 31, 2022			Three months ended December 31, 2021
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$15,662,955	$4,969,244	$10,693,711	$13,233,244	$4,192,758	$9,040,486
Incurred claims and claim expenses
Current year	1,184,438	206,615	977,823	1,028,496	296,767	731,729
Prior years	(246,611)	(91,725)	(154,886)	(103,058)	(62,299)	(40,759)
Total incurred claims and claim expenses	937,827	114,890	822,937	925,438	234,468	690,970
Paid claims and claim expenses
Current year	299,294	294,667	4,627	366,464	42,629	323,835
Prior years	584,126	114,832	469,294	476,322	109,345	366,977
Total paid claims and claim expenses	883,420	409,499	473,921	842,786	151,974	690,812
Foreign exchange (1)	175,211	36,290	138,921	(21,266)	(6,583)	(14,683)
Reserve for claims and claim expenses, end of period	$15,892,573	$4,710,925	$11,181,648	$13,294,630	$4,268,669	$9,025,961

	Year ended December 31, 2022			Year ended December 31, 2021
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$13,294,630	$4,268,669	$9,025,961	$10,381,138	$2,926,010	$7,455,128
Incurred claims and claim expenses
Current year	6,283,930	1,697,508	4,586,422	6,290,090	2,164,533	4,125,557
Prior years	(432,790)	(185,208)	(247,582)	(384,474)	(135,004)	(249,470)
Total incurred claims and claim expenses	5,851,140	1,512,300	4,338,840	5,905,616	2,029,529	3,876,087
Paid claims and claim expenses
Current year	417,906	312,021	105,885	660,005	85,775	574,230
Prior years	2,661,710	737,439	1,924,271	2,241,273	591,401	1,649,872
Total paid claims and claim expenses	3,079,616	1,049,460	2,030,156	2,901,278	677,176	2,224,102
Foreign exchange (1)	(173,581)	(20,584)	(152,997)	(90,846)	(9,694)	(81,152)
Reserve for claims and claim expenses, end of period	$15,892,573	$4,710,925	$11,181,648	$13,294,630	$4,268,669	$9,025,961
(1)    Reflects the impact of the foreign exchange revaluation of the net reserve for claims and claim expenses denominated in non-U.S. dollars as at the balance sheet date.

16

Managed Joint Ventures and Fee Income
Fee Income
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. (“DaVinci”), Top Layer Reinsurance Ltd., Vermeer Reinsurance Ltd. (“Vermeer”), Fontana Holdings L.P. and its subsidiaries (“Fontana”), and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. ("Upsilon Fund") and RenaissanceRe Medici Fund Ltd. (“Medici”). Structured reinsurance products and other include certain reinsurance contracts which transfer risk to capital.

	Three months ended		Twelve months ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Management fee income
Joint ventures	$13,377	$8,603	$56,746	$43,074
Structured reinsurance products and other	6,342	8,542	26,592	34,639
Managed funds	6,265	7,578	25,564	31,358
Total management fee income	25,984	24,723	108,902	109,071

Performance fee income (loss)
Joint ventures	1,505	2,352	4,354	14,235
Structured reinsurance products and other	2,391	2,392	4,451	4,917
Managed funds	467	555	972	280
Total performance fee income (loss) (1)	4,363	5,299	9,777	19,432
Total fee income	$30,347	$30,022	$118,679	$128,503
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended		Twelve months ended
Fee income contributing to:	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Underwriting income (loss) (1)	$13,668	$18,074	$49,946	$67,287
Earnings from equity method investments (2)	25	—	94	50
Redeemable noncontrolling interests (3)	16,654	11,948	68,639	61,166
Total fee income	$30,347	$30,022	$118,679	$128,503

(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

17

Managed Joint Ventures and Fee Income
Fee Income - Five Quarter Trend
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinci, Top Layer Reinsurance Ltd., Vermeer, Fontana, and certain entities investing in Langhorne Holdings LLC. Managed funds include Upsilon Fund and Medici. Structured reinsurance products and other include certain reinsurance contracts which transfer risk to capital.

	Three months ended
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Management fee income
Joint ventures	$13,377	$12,271	$17,703	$13,395	$8,603
Structured reinsurance products and other	6,342	6,377	6,649	7,224	8,542
Managed funds	6,265	6,341	6,355	6,603	7,578
Total management fee income	25,984	24,989	30,707	27,222	24,723

Performance fee income (loss)
Joint ventures	1,505	1,915	1,037	(103)	2,352
Structured reinsurance products and other	2,391	(1,360)	2,486	934	2,392
Managed funds	467	184	25	296	555
Total performance fee income (loss) (1)	4,363	739	3,548	1,127	5,299
Total fee income	$30,347	$25,728	$34,255	$28,349	$30,022
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
Fee income contributing to:	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Underwriting income (loss) (1)	$13,668	$11,366	$12,751	$12,161	$18,074
Earnings from equity method investments (2)	25	19	27	23	—
Redeemable noncontrolling interests (3)	16,654	14,343	21,477	16,165	11,948
Total fee income	$30,347	$25,728	$34,255	$28,349	$30,022

(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

18

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinci, Medici, Vermeer and Fontana (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company’s consolidated statements of operations that is allocated to third-party investors in these Consolidated Managed Joint Ventures.
A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended		Twelve months ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Redeemable noncontrolling interests - DaVinci	$(120,178)	$(55,098)	$65,514	$102,932
Redeemable noncontrolling interests - Medici	(69,131)	3,580	70,504	(1,492)
Redeemable noncontrolling interests - Vermeer	(40,587)	(16,998)	(43,058)	(38,155)
Redeemable noncontrolling interests - Fontana	(6,501)	—	5,653	—
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(236,397)	$(68,516)	$98,613	$63,285

	Three months ended		Twelve months ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operating (income) loss attributable to redeemable noncontrolling interests (2)	$(207,176)	$(90,370)	$(133,163)	$5,584
Non-operating (income) loss attributable to redeemable noncontrolling interests	(29,221)	21,854	231,776	57,701
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(236,397)	$(68,516)	$98,613	$63,285
(1)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

19

Managed Joint Ventures and Fee Income
Noncontrolling Interests

A summary of the Company’s redeemable noncontrolling interests on its consolidated balance sheets is set forth below:

	December 31, 2022	December 31, 2021
Redeemable noncontrolling interests - DaVinci	$1,740,300	$1,499,451
Redeemable noncontrolling interests - Medici	1,036,218	856,820
Redeemable noncontrolling interests - Vermeer	1,490,840	1,197,782
Redeemable noncontrolling interests - Fontana	268,031	—
Redeemable noncontrolling interests	$4,535,389	$3,554,053
A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures is set forth below:

	December 31, 2022	December 31, 2021
DaVinci	69.1%	71.3%
Medici	87.2%	85.3%
Vermeer	100.0%	100.0%
Fontana	68.4%	—%

20

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended		Twelve months ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Revenues
Gross premiums written	$943	$2,240	$915,064	$756,670
Net premiums written	$1,632	$1,109	$845,742	$682,189
Decrease (increase) in unearned premiums	177,121	134,218	(31,289)	(10,656)
Net premiums earned	178,753	135,327	814,453	671,533
Net investment income	36,844	6,937	88,821	28,865
Net foreign exchange gains (losses)	(3,157)	(561)	2,005	(1,372)
Net realized and unrealized gains (losses) on investments	14,188	(20,486)	(278,189)	(45,565)
Total revenues	226,628	121,217	627,090	653,461
Expenses
Net claims and claim expenses incurred	17,629	14,977	570,545	664,461
Acquisition expenses	23,876	19,242	86,525	81,642
Operational and corporate expenses	9,389	7,916	53,732	44,189
Interest expense	1,859	1,859	7,434	7,434
Total expenses	52,753	43,994	718,236	797,726
Income (loss) before taxes	173,875	77,223	(91,146)	(144,265)
Income tax benefit (expense)	14	—	9	(1)
Net income (loss) available (attributable) to DaVinci common shareholders	$173,889	$77,223	$(91,137)	$(144,266)

Net claims and claim expenses incurred - current accident year	$82,082	$26,746	$697,746	$778,406
Net claims and claim expenses incurred - prior accident years	(64,453)	(11,769)	(127,201)	(113,945)
Net claims and claim expenses incurred - total	$17,629	$14,977	$570,545	$664,461

Net claims and claim expense ratio - current accident year	45.9%	19.8%	85.7%	115.9%
Net claims and claim expense ratio - prior accident years	(36.0)%	(8.7)%	(15.6)%	(17.0)%
Net claims and claim expense ratio - calendar year	9.9%	11.1%	70.1%	98.9%
Underwriting expense ratio	18.6%	20.0%	17.2%	18.8%
Combined ratio	28.5%	31.1%	87.3%	117.7%

21

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Three months ended		Three months ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Fixed maturity investments trading	$136,019	$55,643	$109,600	$50,108
Short term investments	23,908	464	8,850	271
Equity investments	7,474	4,077	7,474	4,077
Other investments
Catastrophe bonds	31,441	16,527	4,693	2,809
Other	13,793	8,100	13,793	8,100
Cash and cash equivalents	3,947	74	3,640	116
	216,582	84,885	148,050	65,481
Investment expenses	(5,345)	(4,402)	(4,106)	(3,551)
Net investment income	$211,237	$80,483	$143,944	$61,930

Net investment income return - annualized	4.1%	1.5%	4.1%	1.7%

Net realized gains (losses) on fixed maturity investments trading	(110,762)	(1,472)	(87,817)	1,071
Net unrealized gains (losses) on fixed maturity investments trading	187,900	(99,504)	149,844	(87,718)
Net realized and unrealized gains (losses) on investments-related derivatives	(3,347)	(15,713)	(1,321)	(15,426)
Net realized gains (losses) on equity investments	4,397	79,589	4,397	79,593
Net unrealized gains (losses) on equity investments	55,251	(5,944)	55,356	(5,947)
Other investments
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	29,578	(9,958)	3,385	(1,404)
Net realized and unrealized gains (losses) on other investments - other	5,122	31,484	5,122	31,484
Net realized and unrealized gains (losses) on investments	168,139	(21,518)	128,966	1,653
Total investment result	$379,376	$58,965	$272,910	$63,583

Average invested assets	$21,556,792	$22,093,638	$14,326,726	$14,576,632

Total investment return - annualized	7.4%	1.1%	7.8%	1.8%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

22

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Twelve months ended		Twelve months ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Fixed maturity investments trading	$382,165	$234,911	$315,894	$211,941
Short term investments	41,042	2,333	15,686	1,536
Equity investments	20,864	9,017	20,864	9,017
Other investments
Catastrophe bonds	94,784	64,860	14,072	13,222
Other	37,497	28,811	37,497	28,811
Cash and cash equivalents	5,197	297	4,777	370
	581,549	340,229	408,790	264,897
Investment expenses	(21,617)	(20,750)	(17,083)	(17,282)
Net investment income	$559,932	$319,479	$391,707	$247,615

Net investment income return - annualized	2.7%	1.5%	2.8%	1.7%

Net realized gains (losses) on fixed maturity investments trading	(732,561)	79,588	(600,400)	72,584
Net unrealized gains (losses) on fixed maturity investments trading	(636,762)	(389,376)	(566,272)	(351,693)
Net realized and unrealized gains (losses) on investments-related derivatives	(165,293)	(12,237)	(164,838)	(10,309)
Net realized gains (losses) on equity investments	43,035	335,491	43,035	335,657
Net unrealized gains (losses) on equity investments	(166,823)	(285,882)	(166,720)	(286,144)
Other investments
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(130,335)	(35,033)	(18,029)	(17,029)
Net realized and unrealized gains (losses) on other investments - other	(11,746)	89,315	(11,746)	89,315
Net realized and unrealized gains (losses) on investments	(1,800,485)	(218,134)	(1,484,970)	(167,619)
Total investment result	$(1,240,553)	$101,345	$(1,093,263)	$79,996

Average invested assets	$21,201,054	$21,765,816	$14,230,698	$14,335,127

Total investment return - annualized	(5.7)%	0.5%	(7.7)%	0.6%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

23

Investments
Investments Composition

	December 31, 2022				December 31, 2021
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
Type of Investment	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)
Fixed maturity investments trading, at fair value
U.S. treasuries	$7,180,129	$(186,451)	$5,772,302	$(168,146)	$6,247,779	$(54,534)	$5,175,003	$(47,562)
Corporate	4,390,568	$(331,461)	3,392,129	(300,245)	3,689,286	10,472	3,156,556	11,969
Other (3)	2,780,705	(169,237)	2,339,897	(140,789)	3,570,066	(1,386)	3,085,843	(2,084)
Total fixed maturity investments trading, at fair value	14,351,402	(687,149)	11,504,328	(609,180)	13,507,131	(45,448)	11,417,402	(37,677)
Short term investments, at fair value	4,669,272	(2,309)	1,131,408	(817)	5,298,385	—	1,450,158	—
Equity investments, at fair value	625,058	(10,590)	624,870	(10,600)	546,016	156,245	545,708	156,120
Other investments, at fair value
Catastrophe bonds	1,241,468	(182,798)	209,114	(51,841)	1,104,034	(63,665)	217,493	(36,249)
Fund investments	1,086,706	111,423	1,086,706	111,423	725,802	138,045	725,803	138,046
Term loans	100,000	—	100,000	—	74,850	—	74,850	—
Direct private equity investments	66,780	(31,484)	66,780	(31,484)	88,373	(4,768)	88,373	(4,768)
Total other investments, at fair value	2,494,954	(102,859)	1,462,600	28,098	1,993,059	69,612	1,106,519	97,029
Investments in other ventures, under equity method	79,750	—	79,750	—	98,068	—	98,068	—
Total investments	$22,220,436	$(802,907)	$14,802,956	$(592,499)	$21,442,659	$180,409	$14,617,855	$215,472

	December 31, 2022		December 31, 2021
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (4)	5.7%	5.6%	1.6%	1.8%
Average duration of investments, in years (4)	2.5	3.2	2.8	3.5
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (5)		$(13.93)		$(0.85)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.
(3)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company's fixed maturity investments trading.
(4)Excludes equity investments trading, at fair value, direct private equity investments, private equity funds and investments in other ventures, under equity method as these investments have no final maturity, yield to maturity or duration.
(5)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value. See "Comments on Regulation G" for reconciliation of non-GAAP financial measures.

24

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
December 31, 2022	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$7,180,129	$20,532	$7,159,597	$—	$—	$—	$—	$—
Corporate (3)	4,390,568	191,679	393,590	1,367,062	1,426,758	975,818	35,661	—
Agencies	395,149	36,018	359,131	—	—	—	—	—
Non-U.S. government	383,838	151,726	219,250	8,922	2,802	1,138	—	—
Residential mortgage-backed	710,429	41,631	513,674	1,936	7,664	92,087	53,437	—
Commercial mortgage-backed	213,987	162,358	31,675	875	11,113	4,400	3,566	—
Asset-backed	1,077,302	693,998	196,642	63,222	42,347	73,551	7,542	—
Total fixed maturity investments trading, at fair value	14,351,402	1,297,942	8,873,559	1,442,017	1,490,684	1,146,994	100,206	—

Short term investments, at fair value	4,669,272	4,641,616	24,751	1,292	677	366	570	—

Equity investments, at fair value
Fixed income exchange traded funds (4)	295,481	—	—	8,405	201,112	85,964	—	—
Other equity investments	329,577	—	—	—	—	—	—	329,577
Total equity investments, at fair value	625,058	—	—	8,405	201,112	85,964	—	329,577

Other investments, at fair value
Catastrophe bonds	1,241,468	—	—	—	—	1,241,468	—	—
Fund investments:
Private credit funds	771,383	—	—	—	—	—	—	771,383
Private equity funds	315,323	—	—	—	—	—	—	315,323
Term loans	100,000	—	—	100,000	—	—	—	—
Direct private equity investments	66,780	—	—	—	—	—	—	66,780
Total other investments, at fair value	2,494,954	—	—	100,000	—	1,241,468	—	1,153,486

Investments in other ventures, under equity method	79,750	—	—	—	—	—	—	79,750

Total investments	$22,220,436	$5,939,558	$8,898,310	$1,551,714	$1,692,473	$2,474,792	$100,776	$1,562,813
	100.0%	26.7%	40.1%	7.0%	7.6%	11.1%	0.5%	7.0%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)The credit ratings included in this table are based on the credit rating of the underlying investment held in the exchange traded funds.

25

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
December 31, 2022	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$5,772,302	$20,532	$5,751,770	$—	$—	$—	$—	$—
Corporate (3)	3,392,129	140,345	303,513	1,046,822	1,030,873	840,402	30,174	—
Agencies	313,837	31,725	282,112	—	—	—	—	—
Non-U.S. government	332,256	135,790	183,604	8,922	2,802	1,138	—	—
Residential mortgage-backed	518,061	30,808	332,129	1,936	7,664	92,087	53,437	—
Commercial mortgage-backed	149,981	102,704	27,323	875	11,113	4,400	3,566	—
Asset-backed	1,025,762	644,111	195,868	62,341	42,347	73,551	7,544	—
Total fixed maturity investments trading, at fair value	11,504,328	1,106,015	7,076,319	1,120,896	1,094,799	1,011,578	94,721	—

Short term investments, at fair value	1,131,408	1,113,850	15,086	1,292	446	366	368	—

Equity investments, at fair value
Fixed income exchange traded funds (4)	295,481	—	—	8,405	201,112	85,964	—	—
Other equity investments	329,389	—	—	—	—	—	—	329,389
Total equity investments, at fair value	624,870	—	—	8,405	201,112	85,964	—	329,389

Other investments, at fair value
Catastrophe bonds	209,114	—	—	—	—	209,114	—	—
Fund investments:
Private credit funds	771,383	—	—	—	—	—	—	771,383
Private equity funds	315,323	—	—	—	—	—	—	315,323
Term loans	100,000	—	—	100,000	—	—	—	—
Direct private equity investments	66,780	—	—	—	—	—	—	66,780
Total other investments, at fair value	1,462,600	—	—	100,000	—	209,114	—	1,153,486

Investments in other ventures, under equity method	79,750	—	—	—	—	—	—	79,750

Total investments	$14,802,956	$2,219,865	$7,091,405	$1,230,593	$1,296,357	$1,307,022	$95,089	$1,562,625
	100.0%	15.0%	47.9%	8.3%	8.8%	8.8%	0.6%	10.6%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)The credit ratings included in this table are based on the credit rating of the underlying investment held in the exchange traded funds.

26

Other Items
Earnings per Share

	Three months ended		Twelve months ended
(common shares in thousands)	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$448,092	$210,917	$(1,096,578)	$(73,421)
Amount allocated to participating common shareholders (1)	(7,431)	(3,022)	(1,079)	(727)
Net income (loss) allocated to RenaissanceRe common shareholders	$440,661	$207,895	$(1,097,657)	$(74,148)
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share - weighted average common shares (2)	42,795	44,722	43,040	47,171
Per common share equivalents of non-vested shares (2)	119	26	—	—
Denominator for diluted income (loss) per RenaissanceRe common share - adjusted weighted average common shares and assumed conversions (2)	42,914	44,748	43,040	47,171
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$10.30	$4.65	$(25.50)	$(1.57)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$10.27	$4.65	$(25.50)	$(1.57)
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted. For the twelve months ended December 31, 2022, per common share equivalents of non-vested shares of 90 thousand could potentially be dilutive in future periods if the Company reports net income allocated to RenaissanceRe common shareholders.

27

Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK, (4) the income tax expense or benefit associated with these adjustments and (5) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from these adjustments. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.” The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.” Comparative information for all prior periods has been updated to conform to the current methodology and presentation.

28

Comments on Regulation G

	Three months ended		Twelve months ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$448,092	$210,917	$(1,096,578)	$(73,421)
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(138,561)	11,560	1,670,150	183,101
Adjustment for net foreign exchange losses (gains)	(10,781)	16,697	56,909	41,006
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK	—	—	—	135
Adjustment for income tax expense (benefit) (1)	(5,818)	(3,628)	(83,149)	(11,521)
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (2)	29,221	(21,854)	(231,776)	(57,701)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$322,153	$213,692	$315,556	$81,599

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$10.27	$4.65	$(25.50)	$(1.57)
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(3.23)	0.26	38.80	3.88
Adjustment for net foreign exchange losses (gains)	(0.25)	0.37	1.32	0.87
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK	—	—	—	—
Adjustment for income tax expense (benefit) (1)	(0.14)	(0.08)	(1.93)	(0.24)
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (2)	0.68	(0.49)	(5.39)	(1.22)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$7.33	$4.71	$7.30	$1.72

Return on average common equity - annualized	41.2%	14.2%	(22.0)%	(1.1)%
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(12.8)%	0.8%	33.5%	2.9%
Adjustment for net foreign exchange losses (gains)	(1.0)%	1.1%	1.1%	0.6%
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK	—%	—%	—%	—%
Adjustment for income tax expense (benefit) (1)	(0.5)%	(0.2)%	(1.7)%	(0.2)%
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (2)	2.7%	(1.5)%	(4.6)%	(0.9)%
Operating return on average common equity - annualized	29.6%	14.4%	6.3%	1.3%
(1)Represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(2)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

29

Comments on Regulation G

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.”

	December 31, 2022	December 31, 2021
Book value per common share	$104.65	$132.17
Adjustment for goodwill and other intangibles (1)	(5.84)	(5.90)
Tangible book value per common share	98.81	126.27
Adjustment for accumulated dividends	25.00	23.52
Tangible book value per common share plus accumulated dividends	$123.81	$149.79

Year to date change in book value per common share	(20.8)%	(4.5)%
Year to date change in tangible book value per common share plus change in accumulated dividends	(20.6)%	(4.0)%
(1)At December 31, 2022 and December 31, 2021, the adjustment for goodwill and other intangibles included $17.8 million and $18.6 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

30

Comments on Regulation G
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result" is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended December 31, 2022			Three months ended December 31, 2021
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$136,019	$(26,419)	$109,600	$55,643	$(5,535)	$50,108
Short term investments	23,908	(15,058)	8,850	464	(193)	271
Equity investments	7,474	—	7,474	4,077	—	4,077
Other investments
Catastrophe bonds	31,441	(26,748)	4,693	16,527	(13,718)	2,809
Other	13,793	—	13,793	8,100	—	8,100
Cash and cash equivalents	3,947	(307)	3,640	74	42	116
	216,582	(68,532)	148,050	84,885	(19,404)	65,481
Investment expenses	(5,345)	1,239	(4,106)	(4,402)	851	(3,551)
Net investment income	$211,237	$(67,293)	$143,944	$80,483	$(18,553)	$61,930

Net investment income return - annualized	4.1%	—%	4.1%	1.5%	0.2%	1.7%

Net realized gains (losses) on fixed maturity investments trading	(110,762)	22,945	(87,817)	(1,472)	2,543	1,071
Net unrealized gains (losses) on fixed maturity investments trading	187,900	(38,056)	149,844	(99,504)	11,786	(87,718)
Net realized and unrealized gains (losses) on investments-related derivatives	(3,347)	2,026	(1,321)	(15,713)	287	(15,426)
Net realized gains (losses) on equity investments	4,397	—	4,397	79,589	4	79,593
Net unrealized gains (losses) on equity investments	55,251	105	55,356	(5,944)	(3)	(5,947)
Other investments
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	29,578	(26,193)	3,385	(9,958)	8,554	(1,404)
Net realized and unrealized gains (losses) on other investments - other	5,122	—	5,122	31,484	—	31,484
Net realized and unrealized gains (losses) on investments	168,139	(39,173)	128,966	(21,518)	23,171	1,653
Total investment result	$379,376	$(106,466)	$272,910	$58,965	$4,618	$63,583

Average invested assets	$21,556,792	$(7,230,066)	$14,326,726	$22,093,638	$(7,517,006)	$14,576,632

Total investment return - annualized	7.4%	0.4%	7.8%	1.1%	0.7%	1.8%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

31

Comments on Regulation G
Retained Total Investment Result

	Year ended December 31, 2022			Year ended December 31, 2021
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$382,165	$(66,271)	$315,894	$234,911	$(22,970)	$211,941
Short term investments	41,042	(25,356)	15,686	2,333	(797)	1,536
Equity investments	20,864	—	20,864	9,017	—	9,017
Other investments
Catastrophe bonds	94,784	(80,712)	14,072	64,860	(51,638)	13,222
Other	37,497	—	37,497	28,811	—	28,811
Cash and cash equivalents	5,197	(420)	4,777	297	73	370
	581,549	(172,759)	408,790	340,229	(75,332)	264,897
Investment expenses	(21,617)	4,534	(17,083)	(20,750)	3,468	(17,282)
Net investment income	$559,932	$(168,225)	$391,707	$319,479	$(71,864)	$247,615

Net investment income return - annualized	2.7%	0.1%	2.8%	1.5%	0.2%	1.7%

Net realized gains (losses) on fixed maturity investments trading	(732,561)	132,161	(600,400)	79,588	(7,004)	72,584
Net unrealized gains (losses) on fixed maturity investments trading	(636,762)	70,490	(566,272)	(389,376)	37,683	(351,693)
Net realized and unrealized gains (losses) on investments-related derivatives	(165,293)	455	(164,838)	(12,237)	1,928	(10,309)
Net realized gains (losses) on equity investments	43,035	—	43,035	335,491	166	335,657
Net unrealized gains (losses) on equity investments	(166,823)	103	(166,720)	(285,882)	(262)	(286,144)
Other investments
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(130,335)	112,306	(18,029)	(35,033)	18,004	(17,029)
Net realized and unrealized gains (losses) on other investments - other	(11,746)	—	(11,746)	89,315	—	89,315
Net realized and unrealized gains (losses) on investments	(1,800,485)	315,515	(1,484,970)	(218,134)	50,515	(167,619)
Total investment result	$(1,240,553)	$147,290	$(1,093,263)	$101,345	$(21,349)	$79,996

Average invested assets	$21,201,054	$(6,970,356)	$14,230,698	$21,765,816	$(7,430,689)	$14,335,127

Total investment return - annualized	(5.7)%	(2.0)%	(7.7)%	0.5%	0.1%	0.6%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

32

Comments on Regulation G
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investments to "retained total investments."

	December 31, 2022			December 31, 2021
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	7,180,129	(1,407,827)	5,772,302	6,247,779	(1,072,776)	5,175,003
Corporate (4)	4,390,568	(998,439)	3,392,129	3,689,286	(532,730)	3,156,556
Agencies	395,149	(81,312)	313,837	361,684	(58,997)	302,687
Non-U.S. government	383,838	(51,582)	332,256	549,613	(83,792)	465,821
Residential mortgage-backed	710,429	(192,368)	518,061	955,301	(222,661)	732,640
Commercial mortgage-backed	213,987	(64,006)	149,981	634,925	(74,577)	560,348
Asset-backed	1,077,302	(51,540)	1,025,762	1,068,543	(44,196)	1,024,347
Total fixed maturity investments trading, at fair value	14,351,402	(2,847,074)	11,504,328	13,507,131	(2,089,729)	11,417,402

Short term investments, at fair value	$4,669,272	$(3,537,864)	$1,131,408	$5,298,385	$(3,848,227)	$1,450,158

Equity investments, at fair value
Fixed income exchange traded funds	295,481	—	295,481	90,422	—	90,422
Other equity investments	329,577	(188)	329,389	455,594	(308)	455,286
Total equity investments trading, at fair value	625,058	(188)	624,870	546,016	(308)	545,708

Other investments, at fair value
Catastrophe bonds	1,241,468	(1,032,354)	209,114	1,104,034	(886,541)	217,493
Fund investments:
Private credit funds	771,383	—	771,383	473,112	—	473,112
Private equity funds	315,323	—	315,323	241,297	—	241,297
Hedge funds	—	—	—	11,393	1	11,394
Term loans	100,000	—	100,000	74,850	—	74,850
Direct private equity investments	66,780	—	66,780	88,373	—	88,373
Total other investments, at fair value	2,494,954	(1,032,354)	1,462,600	1,993,059	(886,540)	1,106,519

Investments in other ventures, under equity method	79,750	—	79,750	98,068	—	98,068

Total investments	$22,220,436	(7,417,480)	$14,802,956	21,442,659	(6,824,804)	14,617,855
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

33

Comments on Regulation G
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss)".

	December 31, 2022			December 31, 2021
Type of Investment	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$(186,451)	$18,305	$(168,146)	$(54,534)	$6,972	$(47,562)
Corporate	(331,461)	31,216	(300,245)	10,472	1,497	11,969
Other (4)	(169,237)	28,448	(140,789)	(1,386)	(698)	(2,084)
Total fixed maturity investments trading, at fair value	(687,149)	77,969	(609,180)	(45,448)	7,771	(37,677)
Short term investments, at fair value	(2,309)	1,492	(817)	—	—	—
Equity investments, at fair value	(10,590)	(10)	(10,600)	156,245	(125)	156,120
Other investments, at fair value
Catastrophe bonds	(182,798)	130,957	(51,841)	(63,665)	27,416	(36,249)
Fund investments	111,423	—	111,423	138,045	1	138,046
Direct private equity investments	(31,484)	—	(31,484)	(4,768)	—	(4,768)
Total other investments, at fair value	(102,859)	130,957	28,098	69,612	27,417	97,029
Total investments	$(802,907)	$210,408	$(592,499)	$180,409	$35,063	$215,472

Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (5)			$(13.93)			$(0.85)

(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company's fixed maturity investments trading.
(5)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value, of $609.2 million and $37.7 million at December 31, 2022 and December 31, 2021, respectively. Book value per common share is calculated net of redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Accordingly, there is no corresponding managed metric for the unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share.

34

Comments on Regulation G

Operating (income) loss attributable to redeemable noncontrolling interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to "operating (income) loss attributable to redeemable noncontrolling interests."

	Three months ended		Twelve months ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(236,397)	$(68,516)	$98,613	$63,285
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	(12,996)	14,616	203,172	32,510
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	(16,224)	7,238	28,604	25,191
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	(29,220)	21,854	231,776	57,701
Operating (income) loss attributable to redeemable noncontrolling interests	$(207,177)	$(90,370)	$(133,163)	$5,584
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

35